Credit Suisse First Boston
Centex 2005-A

259 records
Interest Only Loans

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Selection Criteria: Interest Only Loans
Table of Contents

1.

Summary

2.

State

3.

Combined Loan-to-Value

4.

Coupon Rates

5.

Gross Margin

6.

Maximum Rates

7.

Next Rate Reset Date

8.

Loan Balances

9.

Property Type

10.

Original Term

11.

Remaining Term

12.

Seasoning

13.

Occupancy Type

14.

LIEN POSITIONS

15.

Documentation Type

16.

Credit Grade

17.

FICO

18.

Product Type

19.

Prepayment Penalty

20.

Loan Purpose

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1. Summary

Total HE Loans: 259
Aggregate Outstanding Loan Balance: $926,285,253.85
Outstanding Loan Balance: $61,975,638.13
% of Aggregate Balance: 6.69%
Average Outstanding Principal Balance: $239,288.18
Minimum Principal Balance: $57,422.27
Maximum Principal/Balance: $625,000.00
Weighted Average Coupon Rate: 6.342%
Minimum Coupon: 4.990%
Maximum Coupon: 8.150%
Weighted Average Gross Margin: 5.883%
Minimum Margin: 2.000%
Maximum Margin: 7.700%
Weighted Average Lifecap: 13.331%
Minimum Lifecap: 11.990%
Maximum Lifecap: 15.150%
Weighted Average Floor: 6.331%
Minimum Floor: 4.990%
Maximum Floor: 8.150%
Weighted Average CLTV: 80.82%
Minimum CLTV: 35.96%
Maximum CLTV: 93.28%
Weighted Average Original Term: 360
Minimum Original Term: 360
Maximum Original Term: 360
Weighted Average Remaining Term: 358
Minimum Remaining Term: 355
Maximum Remaining Term: 359
Weighted Average Original Credit Score: 636
Minimum Credit Score: 564
Maximum Credit Score: 800
Maximum Seasoning: 5
Ratio of First to Second Liens: 0.00%
Outstanding Pr. Bal. secured by First Liens: $61,975,638.13
2-4 Family: $0.00
All Other Properties: $61,975,638.13
Outstanding Pr. Bal. secured by Second Liens: $0.00
2-4 Family: $0.00
All Other Properties: $0.00
2/28 IO: $39,488,380.16
3/27 IO: $19,902,193.93
Balloon Loans (as % of balance): 0.00%
Latest Maturity Date (YYYYMMDD): 20341101
Fixed Rate Interest Only: 4.17%
30 to 59 day Delinquenies (% of balance): 0.69%
6 Month ARMs (%): 0.00%
6 Month ARMs (months to Rate Adjustment): 0
6 Month ARMs (WA Initial Cap): 0.00%
6 Month ARMs (WA Periodic Cap): 0.00%
2/28 ARMs (%): 63.72%
2/28 ARMs (WA months to Rate Adjustment): 22
2/28 ARMs (WA Initial Cap): 2.99%
2/28 ARMs (WA Periodic Cap): 1.50%
3/27 ARMs (%): 32.11%
3/27 ARMs (WA months to Rate Adjustment): 34
3/27 ARMs (WA Initial Cap): 3.00%
3/27 ARMs (WA Periodic Cap): 1.50%
5/25 ARMs (%): 0.00%
5/25 ARMs (WA months to Rate Adjustment): 0
5/25 ARMs (WA Initial Cap): 0.00%
5/25 ARMs (WA Periodic Cap): 0.00%
Loans with invalid FICO: 0
% Balance with FDATE >= Nov 1: 52.33%
wa Seasoning: 2

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2. State

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Arizona	13	$1,857,483.16	3.00%	6.87%	611	84.61%
California	115	35,056,244.31	56.56	6.20	640	80.57
Colorado	39	6,886,545.62	11.11	6.34	638	82.34
Connecticut	6	2,086,634.00	3.37	6.04	658	68.98
Florida	24	4,158,545.13	6.71	6.50	644	80.37
Georgia	7	945,159.79	1.53	7.35	621	81.93
Illinois	1	192,000.00	0.31	6.32	617	80.00
Kansas	1	108,000.00	0.17	6.32	638	80.00
Minnesota	10	1,540,871.62	2.49	7.15	625	79.62
Missouri	1	256,500.00	0.41	7.47	606	90.00
Nebraska	1	121,600.00	0.20	6.75	655	80.00
Nevada	7	1,917,269.99	3.09	6.99	594	83.80
New Mexico	6	821,494.27	1.33	6.75	629	85.13
New York	1	276,000.00	0.45	5.50	655	80.00
North Carolina	4	794,325.00	1.28	6.56	632	85.67
Tennessee	1	107,920.00	0.17	6.10	636	80.00
Utah	4	546,880.50	0.88	6.73	655	84.46
Virginia	1	308,000.00	0.50	6.55	620	80.00
Washington	17	3,994,164.74	6.44	6.29	623	81.40
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

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3. Combined Loan-to-Value

Combined Loan-to-Value	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
35.01 - 40.00	1	$169,000.00	0.27%	5.75%	613	35.96%
40.01 - 45.00	2	224,000.00	0.36	6.14	640	42.71
45.01 - 50.00	4	1,229,610.56	1.98	6.02	641	46.16
50.01 - 55.00	2	304,230.30	0.49	6.33	658	54.45
55.01 - 60.00	4	649,981.77	1.05	6.21	612	58.58
60.01 - 65.00	4	1,043,900.00	1.68	6.21	595	62.17
65.01 - 70.00	5	1,721,449.85	2.78	5.97	655	67.71
70.01 - 75.00	11	2,799,693.44	4.52	6.09	646	73.81
75.01 - 80.00	137	29,577,586.66	47.72	6.36	641	79.43
80.01 - 85.00	18	5,425,854.53	8.75	6.10	638	83.38
85.01 - 90.00	49	13,116,536.15	21.16	6.59	629	89.10
90.01 - 95.00	22	5,713,794.87	9.22	6.29	627	91.61
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

Minimum: 35.96
Maximum: 93.28
Weighted Average: 80.82

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4. Coupon Rates

Coupon Rates	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
4.501 - 5.000	1	$272,000.00	0.44%	4.99%	617	71.58%
5.001 - 5.500	20	5,976,003.07	9.64	5.45	671	80.51
5.501 - 6.000	63	16,884,964.55	27.24	5.87	640	79.58
6.001 - 6.500	70	16,620,087.21	26.82	6.30	641	80.36
6.501 - 7.000	66	14,806,658.68	23.89	6.74	629	80.78
7.001 - 7.500	24	4,687,500.78	7.56	7.31	607	86.44
7.501 - 8.000	14	2,556,423.84	4.12	7.74	601	83.73
8.001 - 8.500	1	172,000.00	0.28	8.15	631	80.00
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

Minimum: 4.990%
Maximum: 8.150%
Weighted Average: 6.342%

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5. Gross Margin

Gross Margin	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
1.501 - 2.000	1	$160,395.00	0.27%	7.39%	607	86.70%
4.501 - 5.000	5	1,358,859.97	2.29	5.23	631	83.31
5.001 - 5.500	53	14,079,453.42	23.71	5.69	653	79.84
5.501 - 6.000	79	20,094,606.99	33.83	6.15	638	79.85
6.001 - 6.500	59	14,282,883.04	24.05	6.66	633	81.00
6.501 - 7.000	33	6,177,851.83	10.40	7.08	609	84.32
7.001 - 7.500	15	2,726,663.49	4.59	7.66	599	84.95
7.501 - 8.000	3	509,860.35	0.86	8.05	616	80.00
Total:	248	$59,390,574.09	100.00%	6.33%	635	80.92%

Minimum: 2.000%
Maximum: 7.700%
Weighted Average: 5.883%

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6. Maximum Rates

Maximum Rates	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
11.501 - 12.000	1	$272,000.00	0.46%	4.99%	617	71.58%
12.001 - 12.500	20	5,976,003.07	10.06	5.45	671	80.51
12.501 - 13.000	62	16,388,014.47	27.59	5.87	637	79.97
13.001 - 13.500	66	15,947,861.21	26.85	6.30	639	80.45
13.501 - 14.000	62	13,924,970.72	23.45	6.75	628	80.96
14.001 - 14.500	22	4,153,300.78	6.99	7.28	606	85.88
14.501 - 15.000	14	2,556,423.84	4.30	7.74	601	83.73
15.001 - 15.500	1	172,000.00	0.29	8.15	631	80.00
Total:	248	$59,390,574.09	100.00%	6.33%	635	80.92%

Minimum: 11.990%
Maximum: 15.150%
Weighted Average: 13.331%

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7. Next Rate Reset Date

Next Rate Reset Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
2006-07	1	$133,125.00	0.22%	6.90%	609	75.00%
2006-08	18	4,230,071.44	7.12	6.38	624	82.15
2006-09	59	14,775,106.17	24.88	6.44	634	80.83
2006-10	64	15,528,093.55	26.15	6.37	631	80.70
2006-11	17	4,821,984.00	8.12	6.31	651	84.86
2007-08	9	1,613,687.82	2.72	6.09	682	79.72
2007-09	30	7,207,484.46	12.14	6.07	641	77.85
2007-10	36	7,988,720.20	13.45	6.29	630	79.93
2007-11	14	3,092,301.45	5.21	6.39	630	85.22
Total:	248	$59,390,574.09	100.00%	6.33%	635	80.92%

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8. Loan Balances

Loan Balances	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
55,001 - 60,000	1	$57,422.27	0.09%	6.50%	587	92.70%
60,001 - 65,000	2	130,000.00	0.21	6.43	733	48.63
80,001 - 85,000	2	169,000.00	0.27	6.44	646	78.63
85,001 - 90,000	3	264,347.92	0.43	7.01	634	72.63
90,001 - 95,000	2	181,790.00	0.29	7.05	623	85.96
100,001 - 105,000	1	101,600.00	0.16	6.25	662	80.00
105,001 - 110,000	6	641,496.00	1.04	6.51	616	82.11
110,001 - 115,000	5	563,346.16	0.91	7.35	607	84.68
115,001 - 120,000	4	470,599.99	0.76	6.70	642	75.67
120,001 - 125,000	6	737,533.83	1.19	6.32	682	80.00
125,001 - 130,000	5	632,927.29	1.02	6.37	617	73.72
130,001 - 135,000	6	789,237.00	1.27	6.52	611	79.29
135,001 - 140,000	9	1,239,349.42	2.00	6.94	652	79.85
140,001 - 145,000	2	281,250.00	0.45	7.17	585	90.00
145,001 - 150,000	3	443,966.45	0.72	6.72	617	80.00
150,001 - 200,000	64	11,095,364.17	17.90	6.49	622	79.65
200,001 - 250,000	41	9,268,756.15	14.96	6.38	636	81.56
250,001 - 300,000	27	7,504,120.99	12.11	6.18	636	80.69
300,001 - 350,000	22	7,241,809.41	11.68	6.32	640	83.50
350,001 - 400,000	23	8,658,076.18	13.97	6.20	651	80.73
400,001 - 450,000	12	5,054,156.82	8.16	6.26	637	84.69
450,001 - 500,000	12	5,824,488.08	9.40	6.14	645	77.80
600,001 - 650,000	1	625,000.00	1.01	5.99	607	75.30
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

Minimum: $57,422.27
Maximum: $625,000.00
Average: $239,288.18

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9. Property Type

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Single Family	186	$44,754,561.03	72.21%	6.32%	637	80.32%
PUD	51	12,775,111.29	20.61	6.35	629	82.41
Condo	16	3,732,845.81	6.02	6.51	653	81.28
Townhome	6	713,120.00	1.15	6.94	640	81.56
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

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10. Original Term

Original Term	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
301 - 360	259	$61,975,638.13	100.00%	6.34%	636	80.82%
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

Minimum: 360
Maximum: 360
Weighted Average: 360

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11. Remaining Term

Remaining Term	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
301 - 360	259	$61,975,638.13	100.00%	6.34%	636	80.82%
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

Minimum: 355
Maximum: 359
Weighted Average: 358

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12. Seasoning

Seasoning	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
1 - 12	259	$61,975,638.13	100.00%	6.34%	636	80.82%
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

Maximum: 5.00
Weighted Average: 2.48

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13. Occupancy Type

Occupancy Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Owner Occupied	259	$61,975,638.13	100.00%	6.34%	636	80.82%
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

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14. LIEN POSITIONS

LIEN POSITIONS	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
1	259	$61,975,638.13	100.00%	6.34%	636	80.82%
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

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15. Documentation Type

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Full Documentation	224	$51,492,419.44	83.08%	6.33%	635	82.22%
Stated Income	34	10,107,218.69	16.31	6.41	643	75.02
Limited Documentation	1	376,000.00	0.61	6.20	607	45.30
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

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16. Credit Grade

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
A1	164	$41,374,895.10	66.76%	6.40%	633	82.12%
A2	18	3,691,918.33	5.96	6.99	602	79.81
A+	77	16,908,824.70	27.28	6.06	652	77.87
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

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17. FICO

FICO	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
551 - 575	5	$1,125,479.24	1.82%	7.25%	571	79.07%
576 - 600	50	10,807,240.39	17.44	6.63	589	81.24
601 - 625	67	16,739,056.51	27.01	6.42	614	79.96
626 - 650	67	15,551,629.12	25.09	6.32	637	81.34
651 - 675	38	8,579,042.82	13.84	6.06	662	82.39
676 - 700	13	4,006,293.64	6.46	6.02	686	84.66
701 - 725	9	2,694,937.33	4.35	6.21	710	74.86
726 - 750	1	136,000.00	0.22	7.15	730	80.00
751 - 775	6	1,910,959.08	3.08	5.79	759	77.28
776 - 800	3	425,000.00	0.69	5.97	790	75.78
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

Minimum Non-zero: 564
Maximum: 800
Weighted Average: 636

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18. Product Type

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
IO 2/28 ARM	159	$39,488,380.16	63.72%	6.39%	634	81.39%
IO 3/27 ARM	89	19,902,193.93	32.11	6.21	638	79.98
IO Fixed	11	2,585,064.04	4.17	6.60	662	78.59
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

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19. Prepayment Penalty

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Prepayment Penalty	206	$49,277,643.29	79.51%	6.30%	636	80.24%
No Prepayment Penalty	53	12,697,994.84	20.49	6.50	636	83.07
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

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20. Loan Purpose

Loan Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Refi Cash-Out	118	$30,246,839.10	48.80%	6.32%	630	79.64%
Purchase	87	21,593,591.39	34.84	6.35	646	82.33
Refi No Cash-Out	54	10,135,207.64	16.35	6.39	634	81.13
Total:	259	$61,975,638.13	100.00%	6.34%	636	80.82%

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Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.